SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 25, 2002

RELIANT RESOURCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-16455	76-0655566
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1111 LOUISIANA
HOUSTON, TEXAS		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 497-3000

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibits are filed herewith:

99.1 Slide presentation given by executive officers of Reliant Resources.

ITEM 9. REGULATION FD DISCLOSURE.

     On November 25, 2002, executives of Reliant Resources spoke to the public, as well as various members of the financial and investment community. A copy of the slide presentation used for this presentation is attached to this report as Exhibit 99.1 (the “Slide Presentation”), and the slides thereof are incorporated by reference in Item 9. A copy of this report including the Slide Presentation has been made available on Reliant Resources’ web site found at www.ReliantResources.com in the Investor Relations section.

     The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by Reliant Resources under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Reliant Resources, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Reliant Resources or any of its affiliates.

FORWARD-LOOKING STATEMENTS

     Some of the statements in this report and the exhibits hereto are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Although Reliant Resources believes that the expectations and the underlying assumptions reflected in its forward-looking statements are reasonable, there can be no assurance that these expectations will prove to be correct. Forward-looking statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the forward-looking statements. References in this Current Report to the terms “we,” “us” or other similar terms mean Reliant Resources.

     In addition to the matters described in this report and the exhibits hereto, the following are some of the factors that could cause actual results to differ materially from those expressed or implied in Reliant Resources’ forward-looking statements:

•	state, federal and international legislative and regulatory developments, including deregulation, re-regulation and restructuring of the electric utility industry, changes in or application of environmental and other laws and regulations to which we are subject, and changes in or application of laws or regulations applicable to other aspects of our business, such as commodities trading and hedging activities,

•	the outcome of pending lawsuits, governmental proceedings and investigations,

•	the effects of competition, including the extent and timing of the entry of additional competitors in our markets,

•	liquidity concerns in our markets,

•	the degree to which we successfully integrate the operations and assets of Orion Power Holdings, Inc. into our Wholesale Energy segment,

•	the successful and timely completion of our construction projects, as well as the successful start-up of completed projects,

•	any reduction in our trading, marketing and origination activities,

•	our pursuit of potential business strategies, including acquisitions or dispositions of assets or the development of additional power generation facilities,

•	the timing and extent of changes in commodity prices and interest rates,

•	the availability of adequate supplies of fuel, water, and associated transportation necessary to operate our generation portfolio,

•	weather variations and other natural phenomena, which can affect the demand for power from or our ability to produce power at our generating facilities,

•	financial market conditions, our access to capital and the results of our financing and refinancing efforts, including availability of funds in the debt/capital markets for merchant generation companies,

•	the creditworthiness or bankruptcy or other financial distress of our counterparties,

•	actions by rating agencies with respect to us or our competitors,

•	acts of terrorism or war,

•	the availability and price of insurance,

•	the reliability of the systems, procedures and other infrastructure necessary to operate our retail electric business, including the systems owned and operated by the independent system operator in the Electric Reliability Council of Texas,

•	political, legal, regulatory and economic conditions and developments in the United States and in foreign countries in which we operate, including the effects of fluctuations in foreign currency exchange rates,

•	the successful operation of deregulating power markets, and

•	the resolution of the refusal by certain California market participants to pay our receivables balances.

     The words “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook” and other similar words are intended to identify Reliant Resources’ forward-looking statements.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT RESOURCES, INC.

Date: November 25, 2002	By:	/s/ Thomas C. Livengood

Thomas C. Livengood Vice President and Controller

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Slide presentation given by executive officers of Reliant Resources.